UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

ABERDEEN GLOBAL INCOME FUND, INC.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on March 30, 2017

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. (each, a “Fund,” and collectively, the “Funds”) (each meeting, an “Annual Meeting,” and collectively, the “Annual Meetings”) will be held at the offices of Aberdeen Asset Management Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on the following dates and at the following times:

Aberdeen Asia-Pacific Income Fund, Inc. (NYSE MKT: “FAX”)	March 30, 2017	10:00 a.m. eastern time
Aberdeen Australia Equity Fund, Inc. (NYSE MKT: “IAF”)	March 30, 2017	10:30 a.m. eastern time
Aberdeen Global Income Fund, Inc. (NYSE MKT: “FCO”)	March 30, 2017	11:00 a.m. eastern time

The purpose of the Annual Meetings is to consider and act upon the following proposal (each a “Proposal”) for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors

FAX — To elect one Class II Director to serve for a three-year term.

FCO — To elect two Class I Directors, each to serve for a three-year term.

IAF — To elect three Class II Directors, each to serve for a three-year term.

Proposal 2: Election of Preferred Share Director

FAX — To elect one Preferred Share Director for a three-year term.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on February 6, 2017 (the “Record Date”). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about February 13, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on March 30, 2017: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

February 6, 2017

Philadelphia, Pennsylvania

ABERDEEN ASIA-PACIFIC INCOME FUND, INC. (“FAX”)

ABERDEEN GLOBAL INCOME FUND, INC. (“FCO”)

ABERDEEN AUSTRALIA EQUITY FUND, INC. (“IAF”)

(each, a “Fund” and collectively, the “Funds”)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders

each to be held on March 30, 2017

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board,” and collectively, the “Boards,” with members of each Board being referred to as “Directors”) to be voted at the Annual Meeting of Shareholders of each Fund (each, a “Meeting,” and collectively, the “Meetings”) to be held at the offices of Aberdeen Asset Management Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on Thursday, March 30, 2017 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about February 16, 2017.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted “FOR” each Proposal (as defined below). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence at each Meeting, in person or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, withheld votes and broker ‘non-votes’ (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to Proposal 1 for FAX and FCO, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director, provided that, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the common share Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors. With regard to Proposal 1 for IAF, the vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director. Approval of Proposal 2 for FAX will require the affirmative vote of a majority of the shares of preferred stock outstanding entitled to vote thereon. For purposes of the election of Directors for FAX and FCO, withheld votes and broker ‘non-votes’ will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the election of Directors for IAF, withheld votes will not be counted as votes cast and will have no effect on the result of the vote, but broker ‘non-votes’ will be voted “FOR” the Proposal.

Each Board has adopted certain corporate governance guidelines for each Fund which include (i) a resignation policy which generally provides that (notwithstanding the plurality voting standard for IAF) an Independent Director, in an uncontested election, who does not receive a majority of votes “FOR” his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to a Board’s acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director’s election to the Board, the Independent Director will be put forth for consideration by shareholders annually; and (iii) a policy whereby newly appointed directors will be submitted for consideration at the next regular shareholder meeting. With respect to clause (ii) above, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member’s three-year term in office after the end of such Independent Director’s current term.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. For FAX or FCO, if a quorum is present but there are not sufficient votes to approve a Proposal, the chairman of the Meeting or the shareholders entitled to vote at such Meeting present in person, by a majority of the votes validly cast may adjourn the Meeting to permit further solicitation of proxies on that Proposal.

We will admit to an Annual Meeting (1) all shareholders of record on February 6, 2017 (the “Record Date”), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on February 6, 2017 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

FAX had outstanding 252,365,785 shares of common stock, par value $0.01 per share and 2,000,000 shares of preferred stock, par value $25.00 per share.

FCO had outstanding 8,724,789 shares of common stock, par value $0.001 per share.

IAF had outstanding 22,742,326 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on Thursday, March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The Proxy Materials and each Fund’s most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2016, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

The Proposal: Election of Common Share Directors

Each Fund’s bylaws provide that the Fund’s Board be elected by holders of the Fund’s common stock divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), of each Fund, the Funds’ investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager” or “AAMAL”), the Funds’ investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser” or “AAM Aus”) or, in the case of FAX and FCO, the investment sub-adviser, Aberdeen Asset Managers Limited (the “Sub-Adviser” or “AAML”), are referred to in this Joint Proxy Statement as “Interested Directors.” Directors who are not interested persons, as described above, are referred to in this Joint Proxy Statement as “Independent Directors.”

Each Board, including the Independent Directors, upon the recommendation of each Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individuals for election as common share directors to its Board as follows:

Aberdeen Asia-Pacific Income Fund, Inc.	P. Gerald Malone (Class II Director, 3-year term ending 2020)

Aberdeen Global Income Fund, Inc.	P. Gerald Malone (Class I Director, 3-year term ending 2020)

John T. Sheehy (Class I Director, 3-year term ending 2020)

Aberdeen Australia Equity Fund, Inc.	P. Gerald Malone (Class II Director, 3-year term ending 2020)

Peter D. Sacks (Class II Director, 3-year term ending 2020)

Hugh Young (Class II Director, 3-year term ending 2020)

Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named on the enclosed proxy card(s) to vote “FOR” the election of the persons indicated above to serve as common share Directors. The Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund’s Board may recommend.

Proposal 2: Election of FAX Preferred Share Director

FAX’s Articles Supplementary provide that the Fund’s preferred share Directors be elected by holders of the Fund’s preferred stock.

The FAX Board, including the Independent Directors, upon the recommendation of the FAX Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individual for election as preferred share Director to its Board:

Aberdeen Asia-Pacific Income Fund, Inc.	Peter D. Sacks (Preferred Share Director, term ending 2020)

It is the intention of the persons named on the enclosed proxy card(s) to vote “FOR” the election of the person indicated above to serve as preferred share Director. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the affected Fund’s Board may recommend.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Nominees for Director:

P. Gerald Malone** 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of Birth: 1950	FAX, FCO Chairman of the Board; FAX, IAF Class II Director; FCO Class I Director	FAX, IAF, FCO Terms expire 2017. FAX Director since 2001; FCO Director since 2005; IAF Director since 2008.	Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of US company Rejuvenan llc (wellbeing services). He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014. He is Chairman of the Board of Directors of FCO and FAX and Chairman of the Board of Trustees of the Aberdeen Funds.	21	None

Peter D. Sacks† c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	FAX Preferred Share Director; IAF, FCO Class II Director	FAX Preferred Share Term expires 2017; IAF Term expires 2017; FCO Term expires 2018. FCO Director since 1992; FAX Director since 1993; IAF Director since 1999.	Mr. Sacks has been a Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) since 2015. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) since 1988 to 2015. He is also a Director of Tricon Capital Inc. in Canada.	21	None

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

John T. Sheehy† B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	FAX, FCO Class I Director; IAF Class III Director	FCO Term expires 2017. IAF Term expires 2018. FAX Term expires 2019; IAF Director since 1985; FAX Director since 1986; FCO Director since 1992.	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011.	21	None

Interested Nominee for Director:

Hugh Young†† Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	IAF Class II Director	IAF Term expires 2017. IAF Director since 2000.	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

Independent Directors:

Neville J. Miles** † 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	IAF Chairman of the Board; FAX, IAF Class I Director; FCO Class III Director	FAX, IAF, FCO Terms expire 2019. FAX, IAF Director since 1996; FCO Director since 1999.	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	21	None

William J. Potter** c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	FAX Preferred Share Director; IAF Class III Director; FCO Class II Director	FAX Preferred Share Term expires 2018; IAF, FCO Terms expire 2018. IAF Director since 1985; FAX Director since 1986; FCO Director since 1992.	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983. He also serves on the boards or advisory boards of a number of private companies.	3	None

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

Moritz Sell** † c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	IAF Class I Director	IAF Term expires 2019. IAF Director since 2004.	Mr. Sell currently serves as a Principal at Edison Holdings GMBH (commercial real estate and venture Capital) (since October 2015). In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Mr. Sell was a director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3	None

Interested Director:

Martin J. Gilbert†† Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	FAX, FCO Class III Director; FAX, FCO, IAF Vice President	FAX Term expires 2018. FCO Term expires 2019 FAX, FCO Director since 2001.	Mr. Gilbert is a one of the founding directors and Chief Executive and an Executive Director of Aberdeen Asset Management PLC since 1983. He was a Director of the Investment Manager from 1991 to 2014 and a Director of the Investment Adviser from 2000 to 2014. He was a Director from 1995 to 2014, and President from 2006 to 2014 of Aberdeen Asset Management Inc., the Funds’ Administrator. Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	22	None

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

**	Member of the Nominating and Corporate Governance Committee.

†	Member of the Audit and Valuation Committee.

††	Deemed to be an Interested Director of the Funds because of his affiliation with the Funds’ Investment Manager and Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

Each Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with AAMAL, AAM Aus and AAML, as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he serves and to the Fund(s). A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts; Mr. Young, investment management experience in director and executive roles within the Aberdeen complex and director experience with other investment management companies; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex; and Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies.

Each Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	FAX, FCO Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	FAX, FCO Vice President	Since 2014	Currently, Head of Fixed Income for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	FAX, FCO, IAF Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Director, Vice President, Head of Compliance — US and Chief Compliance Officer for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Kevin Daly Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1960	FCO Vice President	Since 2008	Currently, Senior Investment Manager on Aberdeen’s Emerging Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1955	IAF Vice President	Since 2005	Currently, Investment Director, Equities-Asia (since 2011). Previously, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (1990 to 2005).

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	FAX, FCO, IAF Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager — US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	FAX, FCO, IAF Vice President	Since 2008	Please see information in the Directors’ chart.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President	Since 2009	Currently, Director, Vice President and Head of Product — US for AAMI, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	FAX, FCO, IAF Vice President	Since 2015	Currently, Chief Executive of Americas. He previously held the positions of Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	FAX, FCO, IAF Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	FAX, FCO Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income — Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	FAX, FCO, IAF Treasurer	Since 2009	Currently, Vice President and Head of Fund Administration — US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	FAX, FCO, IAF Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since 2006).

Patrick O’Donnell Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	FCO Vice President	Since 2013	Currently, Portfolio Manager for Aberdeen’s Euro Fixed Income Team. Previously, analyst and Derivatives Trader for Aberdeen (from 2005-2011).

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	FAX, FCO, IAF President	Since 2009	Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Victor Rodriguez** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1971	FAX, FCO Vice President	Since 2009	Currently, Head of Asia-Pacific Fixed Income for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	FAX, FCO, IAF Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007.

*	Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

**

Messrs. Akintewe, Bishop, Cotton, Goodson, Hendry, Keener, McCabe, Pittard and Rodriguez and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 18 portfolios), each of which may also be deemed to be a part of the same “Fund Complex.”

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A.	None

B.	$1—$10,000

C.	$10,001—$50,000

D.	$50,001—$100,000

E.	over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Directors:
P. Gerald Malone	FAX: B	C
FCO: C
IAF: B

Neville J. Miles	FAX: B	C
FCO: C
IAF: B

William J. Potter	FAX: B	C
FCO: B
IAF: B

Peter D. Sacks	FAX: D	D
FCO: B
IAF: B

Moritz Sell	FAX: C	D
IAF: B

John T. Sheehy	FAX: B	C
FCO: B
IAF: B
Interested Directors:
Martin Gilbert	FAX: B	C
FCO: B

Hugh Young	IAF: B	C

(1)

This information has been furnished by each Director as of October 31, 2016. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)

“Family of Investment Companies” means those registered investment companies that are advised by the Investment Manager or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2016, each Fund’s Directors and officers, in the aggregate, owned less than 1% of that Fund’s outstanding equity securities. As of October 31, 2016, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of October 31, 2016, Mr. Pittard and Ms. Melia did not own shares of the Funds’ common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Directors of FAX is composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Board of Directors of FCO is composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Board of Directors of IAF is composed of six Independent Directors and one Interested Director, Hugh Young. Each Fund’s bylaws provide that the Board of Directors to be elected by holders of a Fund’s common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. FAX’s Articles Supplementary for the Preferred Shares provide for the election of two Directors by holders of the Fund’s preferred stock.

The Boards of FAX and FCO have each appointed Mr. Malone, an Independent Director, as Chairman. The Board of IAF has appointed Mr. Miles, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage Committee (FAX and FCO only) (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also “independent” within the meaning of the NYSE MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

Each Fund’s Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks, Moritz Sell (IAF only) and John T. Sheehy.

Each Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is attached as Appendix A to the Joint Proxy Statement of the Funds for the 2016 Annual Meeting of Shareholders.

Each Audit and Valuation Committee oversees the activities of its Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. Each Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of its Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

Each Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, reviewing or amending the Fund’s management agreement, advisory agreement, sub-advisory agreement (if applicable), administration agreement, investor relations services agreement and other agreements. The members of each Fund’s Contract Review Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter, Peter D. Sacks, Moritz Sell (IAF only) and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

Each Fund’s Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager, Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. Each Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board’s December meeting. Each Nominating and Corporate Governance Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. Each Nominating and Corporate Governance Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. Each Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is attached as Appendix B to the Joint Proxy Statement of the Funds for the 2016 Annual Meeting of Shareholders. The members of each Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter and Moritz Sell (IAF only).

Each Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the

Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager, Investment Adviser or Sub-Adviser or their affiliates, as appropriate. Each Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating and Corporate Governance Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and a Board’s diversity, the Committees generally consider the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Each Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in any of investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Each Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Funds’ bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Funds’ investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Cost Review Committee

Each Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of each Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Leverage Committee

The Leverage Committee monitors the Fund’s leverage and reviews leverage options for the Fund. The members of the FAX and FCO’s Leverage Committee are Messrs. P. Gerald Malone, Peter D. Sacks and John T. Sheehy.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board’s general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of AAMAL, who carries out each Fund’s investment management and business affairs, and also by AAM Aus and AAML, as applicable, and other service providers in connection with the services they provide to the Funds. Each of AAMAL, AAM Aus and AAML, as applicable, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAMAL, AAM Aus and AAML, as applicable, and each Fund’s other service providers (including the Funds’ transfer agent), the Funds’ Chief Compliance Officer, the Funds’ independent registered public accounting firm, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Boards also require AAMAL to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2016

During the Funds’ fiscal year ended October 31, 2016, the Boards of FAX, FCO and IAF each held four regular meetings; the Audit and Valuation Committee of FAX, FCO and IAF each held four meetings; the Nominating and Corporate Governance Committee of FAX, FCO and IAF each held one meeting; the Contract Review Committee of FAX, FCO and IAF each held one meeting; the Cost Review Committee of FAX, FCO and IAF each held one meeting; the Leverage Committee of FAX held five meetings and the Leverage Committee of FCO held four meetings. During such period, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Funds’ investor relations service provider, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Shareholders

Generally, in the event that any of the Funds’ Directors are geographically close to the site of an annual meeting of shareholders at the time of such meeting, one or more of such Directors may attend the meeting. However, since a majority of the Funds’ Directors reside outside of the United States, the Funds recognize that it would be impractical for most

Directors to attend such meetings and would create a significant expense for the Funds to require the Directors to attend such meetings. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of shareholders and that, historically, few shareholders have attended the annual meetings in person, the Funds have not established a policy with respect to Director attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES; INFORMATION REGARDING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit and Valuation Committee has selected, and each Fund’s Independent Directors have ratified the selection of, KPMG LLP (“KPMG”), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2017. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Meetings.

Each Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. Each Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed certain matters with KPMG addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, each Audit and Valuation Committee recommended to its Board that the Fund’s audited financial statements be included in the respective Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2016.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds’ two most recent fiscal years:

	2016			2015
	FAX	FCO	IAF	FAX	FCO	IAF
Audit Fees	$80,500	$71,000	$56,500	$80,500	$71,000	$56,500
Audit-Related Fees	$0	$0	$0	$0	$0	$0
Tax Fees(1)	$7,750	$7,750	$7,750	$7,750	$7,750	$7,750
All Other Fees	None	None	None	None	None	None

(1)	The Tax Fees are for the completion of the Funds’ federal and state tax returns.

For the fiscal year ended October 31, 2016, KPMG billed $849,518 for aggregate non-audit fees for services to the Investment Manager, Investment Adviser and Sub-Adviser of FAX and FCO and billed $819,022 for aggregate non-audit fees for services to the Investment Manager and Investment Adviser of IAF. For the fiscal year ended October 31, 2015, KPMG billed $201,033 for aggregate non-audit fees for services to the Investment Manager, Investment Adviser and Sub-Adviser of FAX and FCO and billed $188,495 for aggregate non-audit fees for services to the Investment Manager and Investment Adviser of IAF.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee.

Each Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Audit and Valuation

Committee members of the Board and ratified by the entire Board, who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), of the Fund for their ratification, the selection, retention or termination, the Fund’s independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager, Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor’s specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board (“ISB”) Standard No. 1. Each Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Fund and to consider whether such services are consistent with the independent auditor’s independence.

Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager, Investment Adviser, or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors by each Fund and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2016. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation directly from the Funds or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Fund Fiscal Year Ended October 31, 2016			Total Compensation From Fund and Fund Complex Paid To Directors*
	FAX	FCO	IAF

	Independent Directors:

P. Gerald Malone	$66,000	$59,000	$36,000	$275,000	(21)
Neville J. Miles	$45,667	$36,667	$57,667	$238,000	(21)
William J. Potter	$39,000	$42,000	$36,000	$117,000	(3)
Peter D. Sacks	$44,333	$41,333	$37,333	$221,000	(21)
Moritz Sell	N/a	N/a	$36,000	$114,611	(3)
John T. Sheehy	$51,667	$46,667	$42,667	$239,000	(21)

	Interested Directors:
Martin J. Gilbert	N/a	N/a	N/a	N/a	(22)
Hugh Young	N/a	N/a	N/a	N/a	(2)

*	The number in parentheses indicates the total number of funds in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds’ officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of that Fund’s securities and changes in such ownership with the SEC and the NYSE MKT. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, each Fund believes that during the fiscal year ended October 31, 2016, its Reporting Persons complied with all applicable filing requirements in a timely manner. Voya Financial, a beneficial owner of shares of FAX, filed a Form 3 Initial Statement of Beneficial Ownership of Securities subsequent to the 10 day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager, Investment Adviser, Sub-Adviser and Administrator

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Funds pursuant to management agreements dated as of April 3, 2009 for FAX, as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management Limited serves as the Investment Adviser to the Funds pursuant to advisory agreements dated as of April 3, 2009 for FAX, as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Adviser is an Australian corporation with its registered offices located at Level 10, 255 George Street, Sydney, NSW 2000, Australia. Aberdeen Asset Managers Limited serves as the Sub-Adviser to FAX and FCO pursuant to sub-advisory agreements dated November 1, 2015 and March 1, 2012, respectively. The Sub-Adviser is a United Kingdom corporation with its registered offices located at Bow Bells House 1 Bread Street, London, United Kingdom, EC4M 9HH. The Investment Manager, Investment Adviser and Sub-Adviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Mr. Martin Gilbert, a Director (FAX and FCO) and Vice President of the Funds, also serves as the Chief Executive and an Executive Director of Aberdeen PLC. Mr. Gilbert is also a shareholder of Aberdeen PLC. Mr. Hugh Young, a Director of IAF, serves as the Managing Director of the Investment Manager and a Director of Aberdeen PLC. Mr. Young is also a shareholder of Aberdeen PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, serves as the Funds’ administrator. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Funds under an investor relations services agreement. Messrs. Cotton, Goodson, Hendry and Mmes. Melia, Nichols and Sitar, who serve as officers of the Funds, are also directors and/or officers of AAMI.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, the Investment Manager, the Investment Adviser, the Sub-Adviser (in the case of FAX and FCO) or the Funds’ Administrator.

AST Fund Solutions, LLC (“AST”) has been retained to assist in the solicitation of proxies and will receive an estimated fee of $3,500 (FAX), $1,100 (FCO) and $2,800 (IAF) and be reimbursed for its reasonable expenses. Total payments to AST are expected to be between $10,000 and $14,000.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about February 16, 2017. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of a Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of January 31, 2017, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of IAF, FCO and FAX because they possessed or shared voting or investment power with respect to IAF, FCO or FAX’s shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
IAF	Common	1607 Capital Partners LLC 4991 Lake Brook Drive Richmond, VA 23219	1,295,684	5.70%
IAF	Common	First Trust Portfolios L.P. 120 East Liberty Drive Wheaton, IL 60187	1,322,588	5.82%
FCO	Common	First Trust Portfolios L.P. 120 East Liberty Drive Wheaton, IL 60187	1,713,417	19.64%
FAX	Preferred	Voya Financial Inc. 230 Park Avenue New York, NY 10169	520,000	26.00%

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Shareholders of the Funds to be held in 2018 and desires to have the proposal included in the Funds’ proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Funds at the office of the Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than October 15, 2017.

Shareholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Shareholders of the Funds to be held in 2018 which they do not wish to be included in the Funds’ proxy materials must send written notice of such proposals to the Secretary of the Funds at the office of the Fund, 1735 Market Street 32nd Floor, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than September 9, 2017 and no later than 5:00 p.m., Eastern Time, on October 15, 2017 in the form prescribed from time to time in the Funds’ bylaws.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

Megan Kennedy, Secretary

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

(each, a “Fund”)

Audit and Valuation Committee Charter

Mission

The mission of the Fund’s Audit and Valuation Committee (the “Committee”) is to oversee: (i) the Fund’s accounting and financial reporting policies and practices; (ii) the Fund’s internal controls and, as appropriate, the internal controls of certain service providers; (iii) the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence. The Committee will also oversee the activities of the Fund’s Pricing Committee and perform the responsibilities assigned to the Committee in the Valuation and Liquidity Procedures (the “Procedures”). The Committee serves to provide an open avenue of communication among the independent auditor, the internal accounting staff of the Fund’s administrator (the “Administrator”) and the Board of Directors (the “Board”). The Committee will report to the Board, if necessary, any relationships between the independent auditor and the Fund or any Director, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the independent auditor. References throughout this Charter to the Committee, the Board and the Fund shall be interpreted to refer to each Committee, each Board and each Fund respectively.

The function of the Committee is to provide oversight; it is the responsibility of the Fund’s management (“Management”), and to the extent delegated to the Fund’s investment adviser (the “Adviser”) and the Administrator, such Adviser and Administrator, to maintain appropriate systems for (i) accounting and internal controls and (ii) maintaining appropriate systems for pricing of the Fund’s assets. It is the responsibility of the Fund’s independent auditor and Management to plan and carry out a proper audit.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles.

The Pricing Committee is directly accountable to the Committee and the Board. The independent auditor is directly accountable to the Committee and must report directly to the Committee.

Committee Membership

The Committee shall be composed of at least three members. Each member must have been determined not to be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (an “Independent Director”) and, in addition, each member shall have the additional qualifications indicated below.

Qualifications of Committee Members

1.

Members of the Committee must be members of the Board and may not be officers of the Fund. Each member of the Committee must also meet the NYSE MKT’s independence requirements for audit committee members of listed registered investment companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). In addition, members should be free of any relationships that would interfere with their exercise of independent judgment as Committee members.

2.	Each member of the Committee must not have participated in the preparation of the financial statements of the Fund or any current subsidiary of the Fund at any time during the past three years.

3.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. The Committee may, in its discretion, recommend to the Board that the Board designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”). In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes-Oxley Act of 2002, relevant regulations of the Securities and Exchange Commission (“SEC”), and such other factors as the Committee deems relevant. Further, at least one member of the Committee must be “financially sophisticated,” as such term is defined in the listing standards of the NYSE MKT.[1] A Committee member designated as an ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated. If none of the members of the Committee is a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why. On an annual basis, the Committee shall determine whether one or more of the Committee members qualifies as “financially sophisticated” or as an ACFE.

4.

Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Fund or the Fund’s independent auditors (of affiliate thereof).

5.	The Committee shall appoint its Chairperson by a majority vote of its members.

6.	The additional compensation, if any, of the Committee members and Chairperson shall be as determined by the Board.

Duties and Powers

To carry out its mission under this Charter, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1.

To annually select, retain or terminate, and recommend to the Directors for their ratification, the selection, retention or termination, the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with PCAOB Rule 3526 or any other applicable auditing standard.[2] The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor;

[1]	An individual that qualifies as an ACFE under Item 3 of Form N-CSR is presumed to be “financially sophisticated.”
[2]

PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities and Board members that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee.

2.

To review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Fund, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services”[3] to the Fund and to consider whether such services are consistent with the independent auditor’s independence.[4] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund (a description of the Committee’s current delegation is included as Exhibit A). Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the 1940 Act, as amended, and other documents as required under the federal securities laws;

3.	To select, and recommend to the Directors for their ratification, the selection and engagement of new independent auditors, should it prove necessary, subject to shareholder approval, if required;

4.

To review and oversee, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund’s financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;

5.

To meet on a regular basis, as often as necessary to fulfill its responsibilities, including at least twice a year in connection with the issuance of audited annual financial statements and unaudited semi-annual financial statements;

6.

To meet periodically with the Fund’s independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) review, discuss and recommend to the Board that the Fund’s annual audited financial statements be included in the annual report to shareholders and review and discuss the unaudited semi-annual financial statements, (iii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of said audit(s), including

[3]

“Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible.

[4]

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.

matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 114, as amended,[5] and Management’s response to such matters, (iv) to consider the independent auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor;

7.	To review and resolve any disagreements between Management and the independent auditor regarding financial reporting;

8.	To review the fees charged by the independent auditor for audit and permissible non-audit services;

9.	To review and discuss policies with respect to risk assessment and risk management with respect to the Fund;

10.	To review annually with Management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund’s system of internal controls.

11.

To review with Management and the independent auditor any significant audit findings related to the Fund’s systems for accounting, reporting and internal controls; and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable;

12.

To consider, in consultation with the independent auditor, reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact of financial results;

13.	To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;

14.

To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting, internal accounting controls or auditing matters related to the Fund by employees of the Fund and employees of its service providers, including, but not limited to, employees of the Adviser, the Administrator, the Fund’s custodian, the Fund’s principal underwriter, if any, and any other provider of accounting related services (such procedures are included as Exhibit B);

[5]

SAS 114 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; (4) adjustments arising from the audit that could, in the auditor’s judgment, have a significant effect on the company’s financial reporting process, or uncorrected misstatements aggregated by the auditor that were determined by management to be immaterial to the financial statements; (5) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements; (6) the auditor’s responsibilities under generally accepted auditing standards; and (7) the planned scope and timing of the audit. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee and encourages a three-way discussion among the auditor, management and the audit committee.

15.

To investigate improprieties or suspected improprieties in Fund operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee;

16.	To set clear hiring policies for employees or former employees of the independent auditor;

17.	To appoint a Pricing Committee for the Funds, in accordance with the Procedures;

18.	To review the actions of the Pricing Committee and to ratify or revise such actions, in accordance with the Procedures;

19.	To investigate matters brought to the Pricing Committee’s attention within the scope of its duties;

20.	To review any fair price valuation in a special meeting, if called to do so by the Pricing Committee; and

21.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.

The Committee normally shall meet twice yearly, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

2.

The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask Management and representatives of the service providers to attend meetings as necessary.

3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, non-audit, tax, review or attest services for the Fund; and (iii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the independent auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee on which the member does not sit.

5.	The Committee shall review this Charter annually and recommend any changes to the full Board.

As amended December 14, 2016.

EXHIBIT A

On June 7, 2011, pursuant to this authority, each Fund’s Committee delegated to the Committee Chairman, subject to subsequent ratification by the full Committee, the authority to pre-approve non-routine permissible non-audit services on behalf of the Fund’s Committee up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Fund by its independent registered public accounting firm other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.

EXHIBIT B

Audit and Valuation Committee

Procedures for Handling Complaints and Concerns

The Fund seeks to ensure the integrity of its financial reporting and its compliance with applicable law. The Fund also desires to conduct itself in a prudent and ethical manner. The Fund believes that any measures which assist it in protecting the integrity of its financial reporting and promoting its compliance with applicable law benefits the interests of its stockholders.

Pursuant to the requirements of Rule 10A-3(b)(3) of the Securities Exchange Act of 1934, as amended, Section 803 B(4) of the NYSE MKT Company Guide, the Fund’s Audit and Valuation Committee Charter, and in accordance with Section 806 of the Sarbanes-Oxley Act of 2002, the Audit and Valuation Committee of each Fund (the “Committee”) has adopted the following procedures for handling complaints and concerns to assist each Fund in meeting certain legal obligations in connection with its accounting and auditing practices (the “Procedures”). These Procedures have also been adopted to address complaints and concerns and encourage reporting of any potential conduct that is dishonest, illegal or unethical, including, but not limited to, conduct which involves violations of any rules and regulations adopted by the Securities and Exchange Commission as well as any federal rules relating to fraud against stockholders. The goal of these Procedures is to reduce the prospect of illegal conduct.

Although the Fund has officers, the Fund does not have employees. The Fund contracts with third parties which provide management, administrative, custodial, accounting, auditing, transfer agency and other services to the Fund (the “Service Providers”). The Committee relies on its officers and Service Providers for information about the Fund’s accounting, internal accounting controls and auditing matters (collectively, “Accounting Matters”) as well as information concerning the daily operations of the respective Fund (“Operational Matters”). Because each Committee is dependent upon the information provided to it by the relevant Fund’s officers and Service Providers, it is important for each Committee to ensure that open and effective channels of communication are available for the reporting of concerns and complaints regarding Accounting and Operational Matters.

Each Committee has established these Procedures for the:

•	receipt, retention and treatment of complaints received by the Fund regarding Accounting and Operational Matters; and

•

the confidential, anonymous submission by officers of the Fund or employees of Service Providers (collectively, “Reporting Persons”) of concerns regarding questionable Accounting and Operational Matters.

1.     Submission of Complaints and Concerns

(a)     The Fund encourages any officer of the Fund or employee of a Service Provider who has a concern regarding a potentially questionable Accounting and/or Operational Matter to bring this concern to the attention of the respective Fund’s Committee Chairman. A matter may be a potentially questionable Accounting Matter if, for example, it involves fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of a Fund; fraud or deliberate error in the recording and maintaining of financial records of a Fund; deficiencies in or noncompliance with any internal accounting controls affecting a Fund; any misrepresentation or false statement regarding a matter contained in the financial records, financial reports or audit reports of a Fund; or any deviation from full and fair reporting of a Fund’s financial condition. A matter may be a potentially questionable Operational Matter if, for example, it involves fraud or intentional illegal conduct affecting a Fund or its stockholders; potential violation of the applicable federal securities laws or other applicable federal or foreign laws governing a Fund; or potentially unethical conduct impacting the operations of a Fund.

(b)    Any such concerns involving questionable Operational or Accounting Matters should be submitted directly to the Committee’s Chairman (the “Chairman”). John T. Sheehy, the Chairman, may be contacted as follows:

By mail:	John Sheehy, Chairman of the Audit Committee of [Name of Aberdeen Fund]
c/o Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Sts.
Ste. 2000
Philadelphia, PA 19103
Attn. Michael P. Malloy

By telephone:	(215) 988-2700
By fax:	(215) 988-2757
By e-mail:	johnsheehy200@att.net

If a Reporting Person does not want to be identified with the submission, he or she should mail his or her communications to the Chairman, without including his or her name in the correspondence but, instead, prominently indicating on the submission that it is a “Confidential, Anonymous Submission.”

(c)    Any complaint received by an officer of the Fund or an employee of a Service Provider with respect to Accounting or Operating Matters should be promptly forwarded to the Chairman. Given the sensitivity of such matters, any written correspondence regarding a complaint should be marked “Confidential.”

(d)    A Fund’s Committee Chairman will observe the following procedures in investigating a complaint or concern:

•

the Committee Chairman will take all appropriate action to investigate any complaints or concerns reported to him or her, which actions may (but need not) include the use of internal or external counsel, accountants or other personnel; and

•

the Committee Chairman will promptly report any complaint or concern he or she receives to the President of the Fund and to the Fund’s legal counsel, although the Committee Chairman may refrain from notifying the President of the Fund if after consultation with the Fund’s legal counsel or the Committee, the Chairman believes that refraining would be in the Fund’s best interest.

The Committee Chairman will inform the Committee of any complaints or concerns reported under these Procedures at the next regularly scheduled Committee meeting, although the Committee Chairman will notify the Committee before the meeting if the Committee Chairman determines that the Committee should be notified more promptly. The Committee in its discretion may take any action it deems appropriate to investigate any complaints or concerns of which it becomes aware, which may include referring the matter to the President of the relevant Fund or another Fund officer or initiating an independent investigation. The Committee may also choose to take no action. If the Committee chooses to conduct an investigation, it may, at the relevant Fund’s expense, use internal or external counsel, accountants and other personnel. The Committee will maintain records of all complaints and concerns reported under these Procedures, the disposition of such complaints and concerns, and the basis for such disposition.

2.    Freedom to Report (No Retaliation)

None of the Funds will tolerate any form of retaliation against a Fund Director or officer; or against an Service Provider employee (i) who submits a good faith complaint or concern about a Fund’s Accounting or Operational Matters or (ii) who assists in an investigation of challenged practices.

Accordingly, any Director or officer of a Fund, or employee of an Service Provider is prohibited from discharging, demoting, suspending, threatening, harassing, or in any other manner discriminating against a Reporting Person that would have an impact on the terms and conditions of the Reporting Person’s employment, because of any lawful act done by the Reporting Person to provide information, cause information to be provided, or otherwise assist in an investigation regarding any conduct which the Reporting Person reasonably believes is reportable under these Procedures. Reporting Persons have the option, and are encouraged to, report any violation to the relevant Fund’s Committee Chairman with confidentiality. These Procedures are intended to create an environment where Reporting Persons can act without fear of reprisal or retaliation. So as to ensure that Service Providers are aware of, and complying with, the Procedures, a Fund may, as part of these Procedures, provide Service Providers with the Procedures and obtain annual affirmations of such Service Providers’ receipt of, and compliance with, the Procedures.

In order to monitor whether the Reporting Person is being subjected to reprisals or retaliation, a Fund’s Committee Chairman may contact the Reporting Person (if the Reporting Person’s identity is known) to determine whether any changes in the Reporting Person’s work situation have occurred as a result of providing such information. If the Committee Chairman determines that any reprisal or retaliation has occurred, a report of this shall be made to the Service Provider and to the Committee if consented to by the Reporting Person.

Any Reporting Person who feels he or she has been the subject of reprisal or retaliation because of his or her reporting under these Procedures should immediately notify the relevant Fund’s Audit Committee Chairman.

3.    Director Concerns

Any Director who has a concern regarding what he or she views as questionable Accounting or Operational Matters should bring such concern to the attention of the relevant Fund’s Committee Chairman no later than the first Committee meeting held after he or she becomes concerned.

4.    Retention of Records

The Funds’ Chief Compliance Officer, on behalf of the Funds and their Committees, will maintain a confidential file of materials related to complaints or concerns received concerning each Fund’s Accounting or Operational Matters. These materials will be retained for a period of five (5) years or such longer period as may be required by law. Any records relating to a report may, if necessary, be redacted (or similar steps taken) to preserve the confidentiality of the person(s) submitting the report.

5.    Communication and Training

The officers of each Fund shall be responsible for ensuring that all persons involved with their respective Fund’s Accounting and Operational Matters (including employees of Service Providers) are made aware of and encouraged to report matters under these Procedures.

6.    Review of Procedures

These Procedures shall be reviewed by each Fund’s Committee at the same time as the review of a Fund’s Committee Charter.

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

Aberdeen Global Income Fund, Inc. (“FCO”)

Aberdeen Australia Equity Fund, Inc. (“IAF”)

Aberdeen Funds

(each, a “Fund”)

NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE & SCOPE

Each Fund has established a Nominating and Corporate Governance Committee (the “Committee”) to promote the effective participation of qualified individuals on the Board of Directors/Trustees (the “Board”), committees of the Board, and as executive officers of the Fund, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders in the Fund are well-served. References throughout this Charter to the Committee, the Board and the Fund shall be interpreted to refer to each Committee, each Board and each Fund, respectively.

•	In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

— the nomination of new Directors/Trustees.

— the coordination of the annual self-assessment of the performance of the Board and each Fund’s committee structure.

MEMBERSHIP

(a) The Committee for each Fund shall consist of all of the Directors/Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“independent directors”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed.

(b) The Committee shall appoint its Chairperson by a majority vote of its members.

(c) The additional compensation, if any, of the Committee members and Chairperson shall be as determined by the Board.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a) The Committee shall make nominations for directors/trustees and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund’s investment manager, investment adviser, sub-adviser, as the case may be, other principal service providers and significant shareholders.

(b) In nominating candidates, the Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors/trustees of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee may take into account a wide variety of factors in considering prospective director/trustee candidates, which may include (but are not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders.

(c) Persons selected as independent directors/trustees must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Investment Manager, Investment Adviser or Sub-Adviser or their affiliates.

(d) While the Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

(e) The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist it in this evaluation.

(f) The Committee will consider potential director candidates, if any, recommended by stockholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors/trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) for FAX, FCO and IAF, are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

(g) The Committee is empowered to establish such procedures and eligibility requirements for stockholder submission of nominee candidates as the Committee deems appropriate, in addition to such procedures and requirements as are set forth in the Fund’s bylaws.

(h) The Committee may identify prospective directors/trustees from any reasonable source, including, but not limited to, consultation with third-party director search services, and may pay for such search services from the assets of the Fund.

(i) It shall be in the Committee’s sole discretion as to whether or not to nominate a candidate for membership on the Board.

ADDITIONAL AUTHORITY AND RESPONSIBILITIES

(a) The Committee shall be responsible for and implement an annual self-assessment of the performance of the Board and the committees of the Board, including a consideration of the appropriateness of the committee structure and the number of Funds the Board members oversee.

(b) The Committee shall have the authority to investigate any matter brought to its attention within the scope of its duties, and shall have the authority to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

(c) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(d) The Committee shall periodically review the amount of compensation to be paid by the Fund to Directors/Trustees for their service as members of the Board and as members of committees, and shall recommend any appropriate changes to the Board as a group.

(e) So long as the Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the directors of the Fund shall be independent directors, (ii) the selection and nomination of any other independent directors shall be committed to the discretion of the existing independent directors, and (iii) any person who acts as counsel to the independent directors shall be “independent legal counsel” as defined in the rules under the 1940 Act.

(f) The Committee shall periodically review issues related to the succession of officers of the Fund.

(g) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

(h) The Committee shall be responsible for the analyses of the appropriateness of establishing minimum shareholding levels, if any, for Directors.

(i) The Committee shall make nominations for membership on all committees of the Board and shall review committee assignments as necessary.

CORPORATE GOVERNANCE FUNCTION

The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. These may include, but are not limited to, issues relating to:

(a) Composition of the Board, including:

•	the size of the Board and the qualifications and representative areas of expertise;
•	years of service on the Board; and
•	retirement policies relating to members of the Board.

(b) Members of the Board, including:

•	guidelines relating to ownership by members of the Board of shares of the Fund;
•	continuing education of members of the Board; and
•	identification of best practices for members of the Board.

(c) Meetings of the Board, including:

•	coordination with the Chairman of the Board in developing the agenda for the meetings of the Board;
•	frequency of meetings of the Board;
•	Board meeting attendance policies.

(d) The role of the Independent Directors/Trustees, including:

•	ability of independent members of the Board to act and function independently of management;
•	responsibilities pursuant to statutory and regulatory requirements; and
•	periodic review of the Independent Trustee Compliance Manual and, for FAX, FCO and IAF, periodic review of governance policies adopted by the Boards.

(e) The role of the committees of the Board, including:

•	scope of the responsibilities of the committees; and
•	whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

(f) The relationship between the Board and management, including:

•	oversight of management;
•	communication with management; and
•	coordination with management in ensuring that management has developed an appropriate plan to deal with potential crisis management situations.

(g) Board self-evaluation.

•

The Committee may confer with the Board, and with independent consultants, in connection with the foregoing, and shall make recommendations for any action to the full Board. The Committee may pay for the services of such independent consultants from the assets of the Fund.

PROCEDURAL MATTERS

(a) The Committee shall meet as deemed necessary or appropriate to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

(b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(d) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage and compensate independent legal counsel and other experts or consultants at the expense of the Fund; and (ii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Dated: December 15, 2015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 1735 Market Street, 32nd Floor Philadelphia, PA 19103 on March 30, 2017

Please detach at perforation before mailing.

PROXY	ABERDEEN GLOBAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 30, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Aberdeen Global Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Global Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 30, 2017, at 11:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

FCO_28569_011817

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Global Income Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 30, 2017, at 11:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFCO.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 6, 2017 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals

1.	To elect two Class I Directors to the Board of Directors to serve until the 2020 Annual Meeting of Shareholders.		FOR	AGAINST	ABSTAIN
	01.	P. Gerald Malone	☐	☐	☐
	02.	John T. Sheehy	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

xxxxxxxxxxxxxx	FCO_28569	M xxxxxxxx	+